UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2016

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200
Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 3, 2016, Barrett Business Services, Inc. (the “Company”), at the direction of the Audit Committee of its Board of Directors, issued a request for proposal for audit services for the second half of the 2016 fiscal year (the “RFP”) to a number of independent registered public accounting firms, including the Company’s current independent registered public accounting firm, Moss Adams LLP. On July 27, 2016, Moss Adams notified the Company in writing that Moss Adams had decided not to participate in the RFP process and therefore declined to stand for re-appointment as the Company’s independent registered public accounting firm. The Company’s engagement of Moss Adams will end following the filing of the Company’s report on Form 10-Q for the quarter ended June 30, 2016. The Company will report the Audit Committee’s selection of a replacement auditor at the conclusion of the RFP process.

The audit report of Moss Adams on the Company’s financial statements for the years ended December 31, 2014 and 2015, included in its Annual Report on Form 10-K for the year ended December 31, 2015, filed on May 26, 2016 (the “2015 10-K”), did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2014 and December 31, 2015, as well as the subsequent interim period through July 27, 2016, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreements in connection with its reports.

Except for the material weaknesses reported in Item 9A of the Company’s 2015 10-K, there were no “reportable events” under Item 304(a)(1)(v) of Regulation S-K that occurred or were identified during the Company’s two most recent years ended December 31, 2014 and December 31, 2015, and during the subsequent interim period through July 27, 2016. In the Company’s 2015 10-K, the Company identified the existence of material weaknesses that caused the Company’s management and Moss Adams to conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2015. The material weaknesses related to the ineffectiveness of the Company’s control environment, the process for deriving accounting estimates related to workers’ compensation expense, the review, approval, and documentation of journal entries, account reconciliation procedures related to workers’ compensation accruals, the Company’s information and technology systems, and the review of payroll tax accruals and payroll tax expense, allowing for management override of controls, as described in more detail in Item 9A of the 2015 10-K, which description is incorporated herein by reference.

The Company provided Moss Adams with a copy of this current report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Moss Adams furnish a letter addressed to the SEC stating whether or not Moss Adams agrees with the statements noted above. A copy of this letter, dated August 2, 2016, from Moss Adams is attached as Exhibit 16.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits: The following exhibit is filed with this Form 8-K:

16.1	Letter, dated August 2, 2016, from Moss Adams LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.

Dated: August 2, 2016	By:	/s/ Thomas J. Carley
Thomas J. Carley Interim Chief Financial Officer, Treasurer and Secretary